Exhibit 10.58

WFNIA/CA

AMD_00273

AMENDMENT

Date of Amendment: June 13, 2011

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement

1.	Exhibit A of the Agreement is hereby amended to add the following additional indices:

•	Human Rights Custom Index on MSCI ACWI*,

      * A custom index calculated by MSCI based on custom human rights screens using MSCI ESG Research

•	MSCI China Index

2.	Notwithstanding section 9(a) of the Agreement, MSCI Inc acknowledges and agrees that the Funds based on the foregoing MSCI Human Rights Custom Index may be named as follows by Licensee:

•	iShares Human Rights Custom Index

3.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

4.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

Special Conditions

By signing this Amendment, the parties acknowledge and agree that the Amendment with a Date of May 12, 2010 (Internal MSCI Reference: AMD_00283) is hereby terminated and replaced by this Amendment.

BlackRock Institutional Trust Company, N.A.		MSCI INC.

By	/s/ Jenni Lee	By	/s/ Paul Friedman
Name	Jenni Lee	Name	Paul Friedman
	(printed)		(printed)
Title	Director	Title	Executive Director

BlackRock Institutional Trust Company, N.A.

By	/s/ Timothy Meyer

Name	Timothy Meyer
(printed)
Title	M. Director